Vanguard® Inflation-Protected Securities Fund
Schedule of Investments (unaudited)
As of September 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (97.4%)
U.S. Government Securities (97.4%)
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	770,347	755,332
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	723,437	709,447
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	346,617	345,926
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	594,873	578,073
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	729,965	711,515
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	824,137	800,986
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	687,673	668,143
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	335,401	340,917
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	841,727	810,059
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	743,572	722,920
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/27	844,107	849,687
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/28	16,143	15,634
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	684,279	689,866
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/28	1,598,486	1,583,560
[1]	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	333,654	357,546
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	316,312	309,403
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/28	836,907	869,371
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/29	78,475	76,639
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	301,301	314,305
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/29	271,303	278,944
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	383,115	422,881
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/29	110,666	105,015
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/30	960,266	896,085
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/30	750,771	698,245
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/31	873,565	803,030
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/31	891,523	815,778
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/32	975,232	881,549
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	140,038	158,227
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/32	1,011,083	946,819
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/33	985,969	951,496
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/33	981,156	967,242
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/34	1,017,234	1,029,036
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/34	850,260	871,286
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	254,830	265,789
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	718	751
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	497,131	414,265
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	325,258	261,029
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	448,068	408,530
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/45	491,530	392,701
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	251,219	209,226
	United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	309,586	248,452
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/48	224,484	184,364
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/49	208,738	170,292
[2]	United States Treasury Inflation Indexed Bonds	0.250%	2/15/50	543,185	360,299
	United States Treasury Inflation Indexed Bonds	0.125%	2/15/51	100,876	63,649
	United States Treasury Inflation Indexed Bonds	0.125%	2/15/52	245,182	152,516
	United States Treasury Inflation Indexed Bonds	1.500%	2/15/53	354,624	320,781
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/54	667,593	694,741
	United States Treasury Note/Bond	3.750%	12/31/28	300,000	302,063
	United States Treasury Note/Bond	3.250%	6/30/29	43,000	42,375
	United States Treasury Note/Bond	1.500%	2/15/30	60,000	53,859
	United States Treasury Note/Bond	4.375%	11/30/30	80,000	83,213
	United States Treasury Note/Bond	4.250%	2/28/31	90,000	93,066
	United States Treasury Note/Bond	4.125%	3/31/31	150,000	154,078
	United States Treasury Note/Bond	4.625%	5/31/31	86,650	91,565
	United States Treasury Note/Bond	4.000%	2/15/34	179,000	182,105
	United States Treasury Note/Bond	3.375%	11/15/48	70,000	60,638
	United States Treasury Note/Bond	2.250%	2/15/52	162,000	110,464
Total U.S. Government and Agency Obligations (Cost $27,323,853)					26,655,773

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (2.6%)
Money Market Fund (2.6%)
[3]	Vanguard Market Liquidity Fund (Cost $705,361)	5.014%	7,054,159	705,416
Total Investments (100.0%) (Cost $28,029,214)				27,361,189
Other Assets and Liabilities—Net (0.0%)				(12,448)
Net Assets (100%)				27,348,741
Cost is in $000.
1	Securities with a value of $10,107,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $15,651,000 have been segregated as initial margin for open futures contracts.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2024	14,046	1,543,414	(32)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2024	(1,954)	(231,152)	964
Ultra Long U.S. Treasury Bond	December 2024	(3,765)	(501,098)	5,977
				6,941
				6,909

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)[1]	Interest Rate Received[2] (%)	Interest Rate (Paid)[3] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
2/15/52	N/A	67,000	0.000	(2.300)	969	969
2/15/52	N/A	34,000	0.000	(2.365)	28	28
					997	997
1 Notional amount denominated in U.S. dollar.
2 Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.
3 Interest payment received/paid at maturity.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.  Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	26,655,773	—	26,655,773
Temporary Cash Investments	705,416	—	—	705,416
Total	705,416	26,655,773	—	27,361,189

Derivative Financial Instruments
Assets
Futures Contracts[1]	6,941	—	—	6,941
Swap Contracts	997[1]	—	—	997
Total	7,938	—	—	7,938
Liabilities
Futures Contracts[1]	(32)	—	—	(32)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.